Exhibit 10.9

M-HEALTH MIDDLE EAST LTD.

FORM OF SUBSCRIPTION AGREEMENT

Used in the subscription for shares in M-Health Middle East, Ltd. By

ARTIFICIAL LIFE ASIA LTD.

ARTIFICIAL LIFE INVESTMENTS LTD. and

ARTIFICIAL LIFE EUROPE GMbH

The undersigned, hereby subscribes for ______________ shares of M-Health Middle East Ltd., a corporation organized under the laws of the Cayman Islands (the “Corporation”), which shares the Corporation and the undersigned agree have an aggregate fair market value of $_____________, as reflected by the current value of certain accounts receivable due to the undersigned from the assignor which are hereby assigned to the Corporation by the undersigned as consideration pursuant to this Subscription Agreement. The shares subscribed for shall be Class B Shares, as such shares are defined in Joint Venture Agreement among the members of the Corporation.

DATED:  December 29, 2010

INVESTOR

______________________

Its ____________________

ACCEPTANCE

The foregoing subscription agreement and the consideration reflected therein are hereby accepted.

M-HEALTH MIDDLE EAST LTD.

______________________

Its ____________________

PAYOR ACKNOWLEDGEMENT

The assignment by Investments to the Corporation of accounts receivable owed by the undersigned in the amount of $______________ is hereby acknowledged. The undersigned further acknowledges and confirms the amounts as payable by the undersigned to the Corporation, in the ordinary course, upon the above referenced transfer.

ASSIGNOR

______________________

Its ____________________